[Execution] 7605175.2 AMENDMENT NO. 8 TO CREDIT AGREEMENT AMENDMENT NO. 8 TO CREDIT AGREEMENT, dated as of September 7, 2023 (this “Amendment No. 8”), is by and among Wells Fargo Bank, National Association, a national banking association, in its capacity as administrative agent and collateral agent (in such capacity, together with its successors and assigns, “Agent”) pursuant to the Credit Agreement (as defined below), the parties to the Credit Agreement from time to time as lenders (individually, each a “Lender” and collectively, “Lenders”), and The Lovesac Company, a Delaware corporation (the “Lead Borrower,” and together with any other Person that becomes party hereto as a borrower, individually a “Borrower” and collectively, the “Borrowers”). W I T N E S S E T H : WHEREAS, Agent, Lenders and certain other parties have entered into a senior secured revolving credit facility pursuant to which Agent and Lenders have made, and may make, loans and advances and provide other financial accommodations to Borrowers as set forth in the Credit Agreement, dated as of February 2, 2018, by and among Agent, Lenders, Borrowers and Guarantors, as amended by Amendment No. 1 to Credit Agreement, dated as of June 28, 2018, Amendment No. 2 to Credit Agreement, dated as of October 25, 2018, Amendment No. 3 to Credit Agreement, dated as of March 26, 2019, Amendment No. 4 to Credit Agreement, dated as of April 8, 2020, Amendment No. 5 to Credit Agreement dated as of May 13, 2021, Amendment No. 6 to Credit Agreement, dated as of March 25, 2022, and Amendment No. 7 to Credit Agreement, dated as of March 24, 2023 (the “Credit Agreement”), and the other Loan Documents (as defined therein); WHEREAS, Lead Borrower has requested that Agent and Lenders agree to amend the Credit Agreement, and Agent and Lenders are willing to agree to such amendment, subject to the terms and conditions contained herein; and WHEREAS, by the execution and delivery of this Amendment No. 8, Agent, Lenders and Lead Borrower intend to evidence such amendment; NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Definitions. For purposes of this Amendment No. 8, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Credit Agreement as amended by this Amendment No. 8. 2. Amendment to Credit Agreement. Subject to the satisfaction (or waiver in accordance with Section 10.1 of the Credit Agreement) of the conditions precedent set forth in Section 4 of this Amendment No. 8, clause (b) of Section 6.01 of the Credit Agreement is hereby amended by inserting the following language immediately after the reference to “forty-five (45) days”: “(or seventy-five (75) days in the case of the Fiscal Quarter ending July 30, 2023)” 3. [Reserved] 4. Amendment No. 8 Effective Date; Conditions Precedent to Amendments. The amendment set forth in Section 1 shall become effective on and as of the date (the “Amendment No. 8 Effective Date”) on which all of the conditions precedent set forth on Schedule 1 hereto have been Exhibit 10.24

2 satisfied (or waived in accordance with Section 10.01 of the Credit Agreement). 5. Representations and Warranties. Lead Borrower represents and warrants to Agent and Lenders as follows, which representations and warranties shall survive the execution and delivery hereof: 5.1. On the date of this Amendment No. 8, immediately after giving effect to this Amendment No. 8, no Default or Event of Default has occurred and is continuing. 5.2. This Amendment No. 8 has been duly authorized, executed and delivered by all necessary corporate action on the part of Lead Borrower and, if necessary, its equity holders and is in full force and effect on the date hereof, as the case may be, and the agreements and obligations of Lead Borrower contained herein constitute legal, valid and binding obligations of Lead Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. 5.3. All of the representations and warranties of Lead Borrower set forth herein and in each of the other Loan Documents shall be true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality or Material Adverse Effect, in all respects) on and as of the date hereof on and immediately after the effectiveness of this Amendment No. 8 and the transactions contemplated hereby with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date). 6. Effect of Amendment No. 8. Except as expressly set forth herein, no other amendments, changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified and confirmed by all parties hereto as of the effective date hereof and the Loan Parties shall not be entitled to any other or further amendment by virtue of the provisions of this Amendment No. 8 or with respect to the subject matter of this Amendment No. 8. To the extent of conflict between the terms of this Amendment No. 8 and the other Loan Documents, the terms of this Amendment No. 8 shall control. The Credit Agreement and this Amendment No. 8 shall be read and construed as one agreement. This Amendment No. 8 is a Loan Document. 7. Ratification. Lead Borrower hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement and each other Loan Document to which it is a party, (ii) ratifies and reaffirms the grant of liens or security interests over its property pursuant to the Loan Documents and confirms that such liens and security interests continue to secure the Obligations, (iii) agrees that such ratification and reaffirmation is not a condition to the continued effectiveness of the Loan Documents and (iv) agrees that neither such ratification and reaffirmation, nor the Agent’s nor any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from any party to the Credit Agreement with respect to any amendment, consent or waiver with respect to the Credit Agreement or any of the other Loan Documents. 8. Governing Law. THIS AMENDMENT NO. 8 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

3 9. Jury Trial Waiver. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT NO. 8 OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT NO. 8 BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 10. Binding Effect. This Amendment No. 8 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. 11. Waiver, Modification, Etc. No provision or term of this Amendment No. 8 may be modified, altered, waived, discharged or terminated orally or by course of conduct, except in accordance with the terms of the Credit Agreement. 12. Entire Agreement. This Amendment No. 8 represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. 13. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 8. 14. Counterparts. This Amendment No. 8 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. This Amendment No. 8 may be executed in any number of counterparts, and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Execution of any such counterpart may be by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 8 to be duly executed and delivered by their authorized officers as of the day and year first above written. LEAD BORROWER: THE LOVESAC COMPANY By: _________________________ Name: _________________________ Title: _________________________ AGENT AND LENDERS: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent, L/C Issuer and a Lender By: _________________________ Name: _________________________ Title: _________________________ EVP & CFO Keith Siegner

SCHEDULE 1 Conditions Precedent (a) Agent shall have received this Amendment No. 8 executed and delivered by duly authorized officers of the Lead Borrower, the Lenders and the Agent; and (b) No Default or Event of Default shall exist or have occurred on the Amendment No. 8 Effective Date.